Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE - 6/12/18

Equity Bancshares, Inc. Expands Southwest Footprint,

Enters Agreement to Acquire City Bank and Trust of Guymon, Oklahoma

Equity’s Guymon presence will be Company’s sixth location in Oklahoma

WICHITA, Kansas (June 12, 2018) – Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity” or the “Company”), parent company of Equity Bank, announced it has entered into a definitive merger agreement to acquire City Bank and Trust, (“CBT”) of Guymon, Oklahoma, from parent company Docking Bancshares, Inc. (“Docking”) of Arkansas City, Kansas. Equity anticipates closing the merger in the fourth quarter of 2018.

The merger announcement occurs after Equity’s May 4, 2018 entry into Southwest Kansas with the closing of its merger with Kansas Bank Corporation (“KBC”), which had bank locations in Liberal and Hugoton, Kansas. Equity previously expanded into Oklahoma through mergers with Cache Holdings, Inc. and Eastman National Bancshares, Inc. in November 2017, adding Oklahoma as a fourth state to its Midwestern footprint. Equity has completed 17 successful business combinations since 2003, and eight since the Company’s initial public offering in November 2015.

“Adding diverse community bank markets, like Guymon, with strong local ties remains a core component of our strategy. CBT fits our footprint nicely, as an additional location for our Southwest Kansas market, and this transaction will provide additional resources for our Oklahoma customers,” said Brad Elliott, Chairman and CEO of Equity. “Our mission to grow Equity’s franchise includes the continued addition of stable, core deposit markets committed to local customers, while ensuring our culture, leadership, and service is a fit.”

The CBT merger adds another strong deposit market to Equity’s Southwest footprint. CBT ranks first in reported deposit market share in Texas County, Oklahoma, according to June 2017 data from the FDIC. Equity’s Southwest Kansas locations rank first in reported deposit market share in Seward County, Kansas, and upon closing with CBT, Equity’s pro forma Southwest market will include approximately $428 million in deposits.

Equity reported $3.6 billion in consolidated total assets, loans of $2.4 billion, and deposits of $2.8 billion following completion of its mergers with KBC and Adams Dairy Bancshares, Inc. on May 4, 2018. Equity currently has 48 full-service bank locations in Arkansas, Kansas, Missouri and Oklahoma. After completion of the merger, Equity expects to have approximately $3.9 billion in consolidated total assets, and the combined institution is expected to have approximately $2.5 billion in loans and $3.0 billion in deposits.

City Bank and Trust, Guymon, Oklahoma

City Bank and Trust principally conducts banking business through its full-service branch location in Guymon, Oklahoma. Guymon is the largest community in Oklahoma’s panhandle region. CBT was founded in 1901 as Beaver County Bank. Parent company Docking acquired CBT in 2002.

As of March 31, 2018, CBT had $172.5 million in total assets, $76.7 million in loans and $139.4 million in deposits. CBT ranks No. 1 in FDIC deposit market share in Texas County, Oklahoma, with 27.4%, as of June 30, 2017, according to FDIC data published by SNL Financial. CBT local leadership will continue to serve as part of Equity, and will work with Equity’s Southwest Kansas market.

“We’re proud to find a partner that will continue providing sophisticated and vital solutions to our community in Guymon, Oklahoma. For more than 100 years, CBT has been committed to the banking and wealth management needs specific to our Guymon and Oklahoma customers, and we’re eager for Equity Bank to continue delivering financial solutions and local decision-making that our customers trust,” said William Docking, Chairman, President and CEO of Docking.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 6/12/18

“Equity Bank shares a commitment to our customer base, prioritizing community banking and with a track record that includes markets focused on agricultural, manufacturing, and a sizable, loyal consumer base,” said Jim Webster, President of CBT. “We’re pleased to align with a community bank prioritizing local service, local decision making, and the unique needs of our business, farm, and community customers.”

At closing of the transaction, which is expected to occur in the fourth quarter of 2018, Equity will acquire all of CBT from Docking, subject to receipt of customary regulatory approvals and closing conditions. Under the terms of the definitive agreement, at the effective time of the merger, Docking will receive consideration of approximately $18,900,000 in cash, subject to adjustments based on the equity capital of CBT at closing, as further set forth in the definitive merger agreement.

Equity expects the merger to be approximately $0.14 accretive to diluted earnings per share in 2019, and $0.17 accretive to earnings per share in 2020, with transaction-related and one-time costs of approximately $2.2 million. Equity expects the merger to be approximately 2.8% dilutive to tangible book value per share at closing, inclusive of the estimated purchase accounting adjustments, and expects the tangible book value earn back to be 2.75 years using the cross-over method. Finally, Equity expects to remain above all “Well Capitalized” capital ratios as defined by regulatory guidelines, inclusive of the impact of all estimated purchase accounting adjustments.

Equity was advised by Sandler O’Neill + Partners, L.P., and was represented by Norton Rose Fulbright US LLP as legal counsel.

Docking was advised by The Capital Corporation and was represented by Stinson Leonard Street LLP as legal counsel.

Conference Call and Webcast

Equity Bancshares, Inc. will host a conference call on Wednesday, June 13 at 10 a.m. eastern time (9 a.m. central time) to discuss its acquisition of CBT. Brad Elliott, Chairman and CEO of Equity, Greg Kossover, EVP and Chief Financial Officer of Equity, William Docking, Chairman, President and CEO of Docking, and Jim Webster, President of CBT, will participate in the call.

Participants may dial into the call toll-free at (844) 534-7311 from anywhere in the U.S. or (574) 990-1419 internationally, using conference ID no. 9375918. Participants are encouraged to dial into the call approximately 10 minutes prior to the start time. Investors, news media, and other participants may also view the webcast at investor.equitybank.com.

A replay of the call and webcast will be available two hours following the close of the call until June 20, 2018, accessible at (855) 859-2056 or investor.equitybank.com.

Equity will post presentation slides on its website to be addressed by management during the call. The slides will be available for download on Equity’s website approximately one hour before the start of the call.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. As of May 4, 2018, Equity had $3.6 billion in consolidated total assets, with 48 locations in Kansas, Missouri, Arkansas and Oklahoma, including corporate offices in Wichita. Learn more at www.equitybank.com.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

EQUITY BANCSHARES, INC.

PRESS RELEASE - 6/12/18

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Media Contact:

John J. Hanley

SVP, Director of Marketing

Equity Bancshares, Inc.

(816) 505-4063

jhanley@equitybank.com

EQUITY BANCSHARES, INC.

PRESS RELEASE - 6/12/18

Investor Contact:

Jacob Willis

Investor Relations Officer

Equity Bancshares, Inc.

(316) 779-1675

jwillis@equitybank.com